UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

Indigo Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42721	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

801 Brickell Avenue, Suite 1900

Miami, FL 33131

(Address of Principal Executive Offices) (Zip Code)

(305) 438-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	INACU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	INAC	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	INACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2025, the Registration Statement on Form S-1 (SEC File No. 333-288014) (the “Registration Statement”) relating to the initial public offering of units of Indigo Acquisition Corp. (the “Company”) was declared effective.

On June 30, 2025, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated memorandum and articles of association. The material terms of such agreements and the amended and restated memorandum and articles of association are fully described in the Company’s final prospectus, dated June 30, 2025, as filed with the SEC on July 1, 2025. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation, which are affixed as exhibits hereto.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital Inc., as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement among the Company, Indigo Sponsor Group, LLC and the Company’s officers and directors

10.2	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement between the Company and certain security holders.

10.4	Private Placement Units Purchase Agreement between the Company and Indigo Sponsor Group, LLC.

10.5	Private Placement Units Purchase Agreement between the Company and EarlyBirdCapital Inc.

10.6	Private Placement Units Purchase Agreement between the Company and investor.

10.7	Form of Indemnification Agreement.

10.8	Administrative Services Agreement between the Company and Indigo Sponsor Group, LLC.

10.9	Share Escrow Agreement between the Company, Indigo Sponsor Group, LLC and Continental Stock Transfer & Trust Company.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2025

INDIGO ACQUISITION CORP

By:	/s/ James S. Cassel
Name:	James S. Cassel
Title:	Chief Executive Officer

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